Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of January 3, 2017, to the Credit Agreement, dated as of January 6, 2015, by and among NEXPOINT CAPITAL, INC., a Delaware corporation (herein referred to as the “Borrower”), the Banks party thereto from time to time and STATE STREET BANK AND TRUST COMPANY, as agent for the Banks (in such capacity, the “Agent”), as amended, supplemented or otherwise modified by Amendment No. 1, dated as of January 5, 2016 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I.    Each term that is defined in the Credit Agreement and not herein defined has the meaning ascribed thereto by the Credit Agreement when used herein.

II.    The Borrower desires an amendment to the Credit Agreement upon the terms and conditions herein contained, and the Banks have agreed thereto upon the terms and conditions herein contained.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    The defined term “Termination Date” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the date “January 3, 2017” contained therein with the date “March 20, 2017”.

2.    Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1 hereto.

3.    Paragraphs 1 and 2 of this Amendment shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment Effective Date”):

(a)    the Agent shall have received from the Borrower and each Bank either (i) a counterpart of this Amendment executed on behalf of such party, or (ii) written evidence satisfactory to the Agent (which may include electronic mail transmission (in printable format) or facsimile of a signed signature page of this Amendment) that each such party has executed a counterpart of this Amendment;

(b)    the Agent shall have received from the Borrower a manually signed certificate from the Secretary or Assistant Secretary of the Borrower, in all respects satisfactory to the Agent, (i) certifying as to the incumbency of authorized persons of the Borrower executing this Amendment, (ii) attaching true, complete and correct copies of the resolutions duly adopted by the board of directors of the Borrower approving this

Amendment and the transactions contemplated hereby, all of which are in full force and effect on the date hereof, and (iii) certifying that the Borrower’s Charter Documents have not been amended, supplemented or otherwise modified since January 5, 2016 or, if so, attaching true, complete and correct copies of each such amendment, supplement or modification;

(c)    the Agent shall have received such documents and information as the Agent, at the request of any Bank, shall have requested in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies; and

(d)    the Borrower shall have paid all out-of-pocket fees and expenses incurred by the Agent (including, without limitation, reasonable legal fees and disbursements of counsel to the Agent) in connection herewith to the extent they have been invoiced prior to the date hereof and are payable by the Borrower pursuant to Section 9.03 of the Credit Agreement.

4.    The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and all of its obligations thereunder (except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing) and agrees and admits that (i) it has no defense to any such obligation and (ii) it shall not exercise any setoff or offset to any such obligation, and (b) (1) represents and warrants that, as of the date of execution and delivery hereof by the Borrower, after giving effect to the amendments contained in this Amendment, no Default has occurred and is continuing and (2) after giving effect to the amendments contained in this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

5.    Except as expressly set forth herein, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

6.    This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an electronic counterpart to this Amendment (which may include electronic mail transmission (in printable format) or facsimile of a signed signature page of this Amendment) shall be as effective as delivery of an original counterpart.

7.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, each party hereto, intending this Amendment No. 2 to the Credit Agreement to take effect as an agreement under seal, has caused this agreement to be duly executed by its duly authorized representative(s) as of the day and year first above written.

NEXPOINT CAPITAL, INC.

By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Treasurer

STATE STREET BANK AND TRUST
COMPANY, individually and as Agent

By:
Name: James H. Reichert
Title: Vice President

NexPoint Capital, Inc. Signature Page to Amendment No. 2

IN WITNESS WHEREOF, each party hereto, intending this Amendment No. 2 to the Credit Agreement to take effect as an agreement under seal, has caused this agreement to be duly executed by its duly authorized representative(s) as of the day and year first above written.

NEXPOINT CAPITAL, INC.

By:
Name: Frank Waterhouse
Title: Treasurer

STATE STREET BANK AND TRUST
COMPANY, individually and as Agent

By:	/s/ James H. Reichert
Name: James H. Reichert
Title: Vice President

NexPoint Capital, Inc. Signature Page to Amendment No. 2

SCHEDULE 1

BORROWER: NEXPOINT CAPITAL, INC. 300 Crescent Court, Suite 700 Dallas, Texas 75201 Attention: Frank Waterhouse Phone: 972-419-2538 Email: fwaterhouse@highlandfunds.com

	COMMITMENT	COMMITMENT
BANKS:	AMOUNT	PERCENTAGE
STATE STREET BANK AND TRUST COMPANY	$25,000,000	100%

Domestic Lending Office, LIBOR Lending

Office and Office for Notices to the Agent for

Borrowings and Payments:

(a)	if by overnight courier service:

State Street Bank and Trust Company

Customer Service Unit

M/S CCB0900

One Iron Street

Boston, MA 02110

Attn: Eduardo Chaves

Tel: (617) 662-8574

Fax: (617) 988-6677

Attn: Peter Connolly

Tel: (617) 662-8588

Fax: (617) 988-6677

(b)	in all other cases:

State Street Bank and Trust Company

Customer Service Unit

M/S CCB0900

One Iron Street

PO Box 5501

Boston, MA 02206-5501

Attn: Eduardo Chaves

Tel: (617) 662-8574

Fax: (617) 988-6677

Attn: Peter Connolly

Tel: (617) 662-8588

Fax: (617) 988-6677

Email: ais-loanops-csu@statestreet.com

Office for all Other Notices:

(a)	if by overnight courier:

State Street Bank and Trust Company

Mutual Fund Lending Department

M/S CCB0900

One Iron Street

Boston, MA 02110

Attn: James H. Reichert, Vice President

Tel: (617) 662-8620

(b)	in all other cases:

State Street Bank and Trust Company

Mutual Fund Lending Department

M/S CCB0900

One Iron Street

Boston, MA 02206-5501

Attn: James H. Reichert, Vice President

Tel: (617) 662-8620

E-mail: jhreichert@statestreet.com